MORGAN STANLEY PATHWAY FUNDS (“TRUST”)

SUPPLEMENT DATED MAY 20, 2019,

TO THE STATUTORY AND SUMMARY PROSPECTUS DATED JANUARY 1, 2019 AS UPDATED

FEBRUARY 25, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

SMALL-MID CAP EQUITY FUND

Effective May 20, 2019, Frontier Capital Management Co., LLC (“Frontier”), Hahn Capital Management, LLC (“Hahn”) and Rutabaga Capital Management LLC (“Rutabaga”) are no longer investment sub-advisers of the Small-Mid Cap Equity Fund. As such, all references to Frontier, Hahn and Rutabaga, are removed from the Prospectus.

Effective May 20, 2019, Aristotle Capital Boston, LLC (“Aristotle Boston”), D.F. Dent & Company, Inc. (“DF Dent”) and Nuance Investments, LLC (“Nuance”) will commence as new investment sub-advisers to the Small-Mid Cap Equity Fund.

Effective May 20, 2019, the target sub-adviser investment allocations of the Small-Mid Cap Equity Fund is a 42% allocation to BlackRock Financial Management, Inc. (“BlackRock”), a 15% allocation to Aristotle, a 12% allocation to Nuance, an 11% allocation to Neuberger Berman Investment Advisers LLC (“Neuberger”), a 10% allocation to DF Dent, and a 10% allocation to Westfield Capital Management Company, L.P. (“Westfield”).

Effective May 20, 2019, the following replaces the chart in the section titled “Sub-advisers and portfolio managers” related to the Small-Mid Cap Equity Fund on page 9 of the Prospectus:

Portfolio Manager	Sub- Adviser or Adviser	Fund’s Portfolio Manager Since
David Adams, CFA®, CEO	Aristotle	2019
John McPherson, CFA®, President	Aristotle	2019
Rachel Aguirre, Director and Senior Portfolio Manager	BlackRock	2016
Alan Mason, Managing Director	BlackRock	2016
Greg Savage, CFA®, Managing Director	BlackRock	2016
Matthew Dent, CFA®, President	DF Dent	2019
Bruce Kennedy II, CFA®, Vice President	DF Dent	2019
Gary Mitchell, Vice President	DF Dent	2019
Thomas O’Neil, Jr. CFA®, Vice President	DF Dent	2019
Benjamin Nahum, Managing Director	Neuberger	2016
Chad Baumler, CFA®, Vice President	Nuance	2019
Scott Moore, CFA®, President and CIO	Nuance	2019
Richard Lee, CFA®, Managing Director and CIO	Westfield	2004
Ethan Meyers, CFA®, Managing Partner and Director of Research	Westfield	2004
John Montgomery, Managing Partner, COO and Portfolio Strategist	Westfield	2006
William Muggia, President, CEO and CIO	Westfield	2004

Effective May 20, 2019, the following replaces the disclosure related to the Small-Mid Cap Equity Fund in the section titled “How the Sub-advisers select the Fund’s investments” on page 52 of the Prospectus:

Aristotle Capital Boston, LLC (“Aristotle”) invests a majority its net assets in equity securities of small and mid-capitalization companies. Aristotle considers small and mid-capitalization companies to be those companies that, at the time of initial purchase, typically have a market capitalization equal to or less than that of the largest company in the Russell 2500® Index during the most recent 12-month period. The Russell 2500® Index is reconstituted annually. Because small and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the strategy invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the strategy. The Aristotle strategy is a diversified, quality-oriented portfolio that is managed with a long-term time horizon. The team uses a fundamental, bottom-up approach to identify businesses the team believes possess quality management teams, favorable industry dynamics and attractive or improving financials, and seeks to invest in companies that are trading at meaningful discounts relative to intrinsic value. Research is generated using both qualitative and quantitative inputs to develop an in-depth understanding of individual businesses. The portfolio consists of 80-120 holdings and limits cash to less than 5.0% of the portfolio. Sectors are limited to +/-10% of the weight in the benchmark. The percentage of the Fund’s assets allocated to Aristotle is targeted at 15%.

BlackRock Financial Management, Inc. (“BlackRock”) uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Russell 2500® Index (the “Underlying Index”). The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. BlackRock may invest a portion of the account in ETFs to reflect a growth or value tilt as directed by the Manager. The percentage of the Fund’s assets allocated to BlackRock is targeted at 42%.

D.F. Dent & Company, Inc. (“DF Dent”) typically invests in U.S.-listed equity securities, consisting of common stocks, real estate investment trusts (“REITS”), and exchange-traded funds (“ETFS”). DF Dent invests in equity securities of domestic companies that in its view possess superior long-term growth characteristics and have strong, sustainable earnings prospects and reasonably valued stock prices. DF Dent may invest in companies that do not have particularly strong earnings histories but do have other attributes that in its view may contribute to accelerated growth in the foreseeable future. DF Dent relies on selecting individual stocks and does not try to predict when the stock market may rise or fall. DF Dent uses in-house research and other sources to conduct analyses of prospective Fund investments. In purchasing Fund investments, the DF Dent process begins with an economic analysis of prospective Fund investments across a range of industries. DF Dent then uses fundamental research to identify companies that it believes are well managed, are leaders in an industry niche, are consistent producers and/or exhibit sustainable growth. DF Dent may sell a security in the Fund’s portfolio if, for example, DF Dent believes it has become overvalued or its fundamentals have changed. DF Dent may also change the weighting in a stock if it becomes an excessively large position within the Fund due to appreciation. In addition, DF Dent may strategically invest a significant portion of the Fund’s total assets in cash or cash equivalents if in certain market conditions other appropriate investments for the Fund are not available at prices DF Dent believes are favorable to the Fund. The percentage of the Fund’s assets allocated to DF Dent is targeted at 10%.

Neuberger Berman Investment Advisers LLC (“Neuberger”) uses a bottom-up, research driven approach to identify stocks of companies that are available at market prices below Neuberger’s estimate of their intrinsic value and that Neuberger believes has the potential for appreciation in value over time. Neuberger’s estimate of a company’s intrinsic value represents its view of the company’s true, long-term economic value, which may be currently distorted by market inefficiencies. This estimate of intrinsic value represents what Neuberger believes a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with valuations of publicly traded peers. Neuberger believes that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The Portfolio Managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with complex corporate structures, cyclical business and growing franchises whose growth has been temporarily interrupted. The percentage of the Fund’s assets allocated to Neuberger is targeted at 11%.

Nuance Investments, LLC (“Nuance”) selects securities for the investment portfolio by using an extensive quantitative screening and fundamental research process that identifies leading businesses selling at a discount to fair value with the potential to generate above-average rates of returns over time. Nuance seeks to identify companies across a range of industries and market sectors that have leading and sustainable market share positions, above-average financial strength, and are trading at a discount to Nuance’s internal view of intrinsic value. Nuance may sell an investment when it achieves or surpasses Nuance’s proprietary view of intrinsic value or when a security’s competitive position or financial situation erodes beyond Nuance’s expectations. The percentage of the Fund’s assets allocated to Nuance is targeted at 12%.

Westfield Capital Management Company, L.P. (“Westfield”) uses a fundamental bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power. Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above. The percentage of the Fund’s assets allocated to Westfield is targeted at 10%.

Effective May 20, 2019, the following replaces the disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the Small-Mid Cap Equity Fund on pages 81-82 of the Prospectus:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Small-Mid Cap Equity Fund	Aristotle Capital Boston, LLC (“Aristotle”) 125 Summer St. #1220 Boston, MA 02110	15%	David Adams, CFA® CEO and Portfolio Manager (2015-Present). Mr. Adams co-manages the Aristotle Boston SMID Strategy and is responsible for the day-to-day management of the strategy along with Mr. McPherson.	2019

			John McPherson, CFA® President and Portfolio Manager (2015-Present). Mr. McPherson co-manages the Aristotle Boston SMID Strategy and is responsible for the day-to-day management of the strategy along with Mr. Adams.	2019

	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	42%	Rachel Aguirre Director and Senior Portfolio Manager (2005-present). Mrs. Aguirre is Head of Developed Markets Portfolio Management. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies.	2016

			Alan Mason Managing Director (1991-present). Mr. Mason is Head of Americas Beta Strategies. He is a member of the Beta Strategies ExCo, Americas ExCo and Global Human Capital Committees and a global sponsor for OUT, the firm’s LGBT employee network.	2016

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Greg Savage, CFA® Managing Director (1999-present). Mr. Savage is the Head of the iShares Equity Portfolio Management team within BlackRock’s Index Equity Team. He is responsible for overseeing the management of the Americas listed iShares equity Funds.	2016

	D.F. Dent & Company, Inc. (“DF Dent”) 400 E. Pratt St. #720 Baltimore, MD 21202	10%	Matthew Dent, CFA® President (2001-present). Mr. Dent has served as a portfolio manager on the strategy since 2001.	2019

			Bruce Kennedy II, CFA® Vice President (2007-present). Mr. Kennedy has served as a portfolio manager on the strategy since 2007.	2019

			Gary Mitchell Vice President (2005-present). Mr. Mitchell has served as a portfolio manager on the strategy since 2005.	2019

			Thomas O’Neil, Jr, CFA® Vice President (1987- present). Mr. O’Neil has served as a portfolio manager on the strategy since its inception in 1987.	2019

	Neuberger Berman Investment Advisers LLC (“Neuberger”) 1290 6th Avenue New York, NY 10104	11%	Benjamin H. Nahum Managing Director (2008-present). Mr. Nahum is the portfolio manager for the Neuberger Berman Small Cap Intrinsic Value Strategy.	2016

	Nuance Investments, LLC (“Nuance”) 4900 Main St. #220 Kansas City, MO 64112	12%	Chad Baumler, CFA® Vice President & Portfolio Manager (2014-present). Mr. Baumler focuses his analytical skills on the Energy and Finance sectors. Chad has over 12 years of investment analyst experience, and 7 years of portfolio management experience using a classic value approach.	2019

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Scott Moore, CFA® Chief Investment Officer & President (2008-Present). Mr. Moore has 28 years of investment experience and 20 years of portfolio management experience using a classic value approach. Prior to founding Nuance Investments, LLC in 2008, Mr. Moore served as vice president and senior portfolio manager at American Century Investment Management, Inc. from 1999 to 2008.	2019

	Westfield Capital Management Company, L.P.(“Westfield”) One Financial Center 23rd Floor Boston, MA 02111	10%	Richard Lee, CFA® Managing Partner and Deputy Chief Investment Officer (2004-present). Mr. Lee covers Hardware and Semiconductors.	2004

			Ethan J. Meyers, CFA® Managing Partner, Director of Research (1999-present). Mr. Meyers covers Business, Financial and Consumer Services.	2004

			John M. Montgomery Managing Partner, Chief Operating Officer and Portfolio Strategist (2006-present). Mr. Montgomery manages portfolio and investment process strategy at Westfield.	2006

			William A. Muggia President, Chief Executive Officer and Chief Investment Officer (1994-present). Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy.	2004

INFLATION-LINKED FIXED INCOME FUND

Effective immediately, Jeremie Banet is no longer a portfolio manager of the Inflation-Linked Fixed Income Fund. As such all references to Jeremie Banet are removed from the Prospectus.

Effective immediately, the following replaces the chart in the section titled “Sub-advisers and portfolio managers” related to the Inflation-Linked Fixed Income Fund on page 41 of the Prospectus:

Portfolio Manager	Sub- Adviser or Adviser	Fund’s Portfolio Manager Since
Mihir P. Worah, Chief Investment Officer, Asset Allocation and Real Return and Managing Director	PIMCO	Since Inception
Steve Rodosky, Managing Director	PIMCO	2019

Effective immediately, the following replaces the disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the Inflation-Linked Fixed Income Fund on page 90 of the Prospectus:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Inflation-Linked Fixed Income Fund	Pacific Investment Management Company LLC (“PIMCO”) 650 Newport Center Drive Newport Beach, CA 92660	100%

Mihir P. Worah

Chief Investment Officer, Asset allocation and Real Return Managing Director

(2001-Present). Mr. Worah is the lead portfolio manager of the MS Pathway Inflation Linked Fixed Income Fund and is responsible for the day-to-day management of the Fund. Additionally, Mr. Worah is CIO Asset Allocation and Real Return, including Head of the Real Return desk and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah is a member of the Treasury Borrowing Advisory Committee (TBAC) of the U.S. Department of the Treasury as well as the Fixed Income Market Structure Advisory Committee (FIMSAC) of the SEC. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 17 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

				Since Inception

			Steve Rodosky Managing Director and Portfolio Manager (2001-Present). Mr. Rodosky is co-portfolio manager of the MS Pathway Inflation Linked Fixed Income Fund and supports Mr. Worah in the day-to-day management of the Fund. Mr. Rodosky is a managing director in the Newport Beach office and a portfolio manager for Real Return and U.S. long duration strategies. As a member of the Real	2019

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Return team, Mr. Rodosky regularly contributes to the overall real return investment process. Additionally, he serves as head of talent management for portfolio management in the U.S. and previously led the firm’s U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master’s degree in financial markets from Illinois Institute of Technology.

ALTERNATIVE STRATEGIES FUND

Effective immediately, Matthew Rizzo is no longer a portfolio manager of the Alternative Strategies Fund. As such all references to Matthew Rizzo are removed from the Prospectus.

Effective immediately, the following replaces the chart in the section titled “Investment advisers and portfolio managers” related to the Alternative Strategies Fund on page 49 of the Prospectus:

Portfolio Manager	Sub- Adviser or Adviser	Fund’s Portfolio Manager Since
Zachary Apoian, Executive Director	CGAS	2019
Sukru Saman, Executive Director	CGAS	Since Inception

Effective immediately, the following replaces the disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the Alternative Strategies Fund on page 91 of the Prospectus:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Alternative Strategies Fund	Consulting Group Advisory Services LLC (“CGAS”) 2000 Westchester Avenue Purchase, NY 10577	100%	Zachary Apoian Executive Director Mr. Apoian is an Executive Director and head of portfolio and model risk management at Morgan Stanley Wealth Management. Prior to that, Mr. Apoian was a private wealth advisor at Morgan Stanley Wealth Management. Mr. Apoian has also served as an investment officer of the Funds since 2019.	2019

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Sukru Saman

Executive Director

(2014-present) Mr. Saman has been an investment officer and portfolio manager within Morgan Stanley Wealth Management since 2014. Prior to that, Sukru Saman was a due diligence analyst within Morgan Stanley Wealth Management.

Since Inception

INTERNATIONAL FIXED INCOME FUND

Effective immediately, the second sentence of the “Principal investment strategies” disclosure for the International Fixed Income Fund on page 29 of the prospectus is hereby replaced with the following:

The Fund invests primarily in fixed income instruments of issuers located outside the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income instruments of issuers located in emerging markets countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MORGAN STANLEY PATHWAY FUNDS (“TRUST”)

SUPPLEMENT DATED MAY 20, 2019,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2019 AS

UPDATED FEBRUARY 25, 2019 AND MARCH 7, 2019

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI. To the extent that the following information is inconsistent with that contained in the SAI, this supplement supersedes the SAI.

Effective immediately, Matthew Rizzo is no longer an investment officer of the Trust. Also, effective immediately, Matthew Rizzo is no longer a portfolio manager of the Alternative Strategies Fund. As such all references to Matthew Rizzo are removed from the SAI.

Effective immediately, the following is added to the information in the “Officers” portion of the Trustee and Officers table in the section titled “Trustee and Officers of the Trust” beginning on page 28 of the SAI:

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS

Zachary Apoian Morgan Stanley 522 Fifth Avenue, New York, NY 10036 Birth Year: 1979	Investment Officer	Since 2019	Executive Director, Morgan Stanley Wealth Management (2019-Present); Private Wealth Advisor, Morgan Stanley Wealth Management (2017-2019); Executive Director, Morgan Stanley Wealth Management (2014-2017)

Effective immediately, the following is added to the disclosure related to the Alternative Strategies Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 43 of the SAI:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Zachary Apoian(1)	0	$0	0	$0	0	$0

(1)	Information is as of May 6, 2019.

SMALL-MID-CAP EQUITY FUND

Effective May 20, 2019, Frontier Capital Management Co., LLC (“Frontier”), Hahn Capital Management, LLC (“Hahn”) and Rutabaga Capital Management LLC (“Rutabaga”) are no longer investment sub-advisers of the Small-Mid Cap Equity Fund. As such, all references to Frontier, Hahn and Rutabaga, are removed from the SAI.

Effective May 20, 2019, Aristotle Capital Boston, LLC (“Aristotle”), D.F. Dent & Company, Inc. (“DF Dent”) and Nuance Investments, LLC (“Nuance”) will commence as new investment sub-advisers to the Small-Mid Cap Equity Fund.

Effective May 20, 2019, the following is added to the disclosure related to the Small-Mid Cap Equity Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 43 of the SAI:

Aristotle Capital Boston, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Adams, CFA®(1)*	2	$221.15 Million	12	$940.93 Million	73	$2,401.84 Million
John McPherson, CFA®(1)*	2	$221.15 Million	12	$940.93 Million	73	$2,401.84 Million

(1)	Information is as of February 28, 2019.
*

Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of February 28, 2019 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Adams, CFA®(1)	0	$0	1	$148.25 Million	0	$0
John McPherson, CFA®(1)	0	$0	1	$148.25 Million	0	$0

D.F. Dent & Company, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Matthew Dent, CFA® (1)	222	$1,039 million	1	$73 million	0	$0
Bruce Kennedy, CFA® (1)	8	$19 million	1	$73 million	0	$0
Gary Mitchell(1)	216	$1,241 million	1	$73 million	0	$0
Thomas O’Neill, CFA® (1)	24	$55 million	1	$73 million	0	$0

(1)	Information is as of February 28, 2019.

Nuance Investments, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Chad Baumler, CFA® (1)	5	$1.5 Billion	0	$0	824	$567.7 Million
Scott Moore, CFA® (1)	5	$1.5 Billion	0	$0	824	$567.7 Million

(1)	Information is as of February 28, 2019.

Effective May 20, 2019, the following is added to the information under the section titled “Portfolio Manager Compensation” beginning on page 53 of the SAI:

Aristotle Capital Boston, LLC (“Aristotle”)

Aristotle management believes the company remuneration structure exceeds industry standards and has resulted in their ability to attract and retain talented professionals. Aristotle focuses on long-term compensation packages that align individual incentives with the long-term business objectives. Aristotle believes its low historical level of turnover is proof of an attractive compensation structure.

Aristotle’s investment professionals are compensated with competitive base salaries and an annual discretionary bonus that reflects their individual contributions to company objectives. In addition, firm equity ownership may be granted to investment professionals the Executive Leadership team believes can contribute significant value to the firm over the long run.

The bonus allocation set aside by management is determined by firm profitability. Aristotle believes the best way to motivate and compensate team members is to have each member of the research team focused on what is best for the overall portfolio, as opposed to individual areas of responsibility. Therefore, investment professionals are evaluated based on a qualitative assessment of their research contributions as well as overall client results, as opposed to a paper portfolio or an individual sector. Aristotle believes this structure leads to proper alignment with its clients and limits the potential for excessive risk taking in the portfolio.

Compensation is not dependent on the performance of any single account or Fund managed by the firm.

D.F. Dent & Company, Inc. (“DF Dent”)

Portfolio manager compensation is salary, bonus, and company profit sharing plan. Each portfolio manager’s bonus is based on firm’s success in the calendar year, the Midcap strategy’s success in the calendar year, the portfolio manager’s contribution to the success of both firm and strategy, and quantitative measure of the portfolio manager’s stocks they are responsible for based 1-year, 3-year, and 5-year returns. Given DF Dent is a long-term investor the 3 and 5-year performance is weighted 40% each, while the 1-year performance is weighted 20%. Compensation is not fixed as the bonus is subjective. Compensation is based on pre-tax performance and assets held in the fund have no impact on portfolio manager compensation.

Nuance Investments, LLC (“Nuance”)

Each Portfolio Manager receives a base salary and a performance bonus. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio managers’ compensation packages are paid by the Adviser and not by any client account.

Effective May 20, 2019, the following is added to the information in the section titled “Potential Conflicts of Interest” beginning on page 64 of the SAI:

Aristotle Capital Boston, LLC (“Aristotle”)

Potential conflicts of interest could include:

•

Side-by-side Management: Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

•

Trade Aggregation: In making investment decisions for the accounts, securities considered for investment by one account may also be appropriate for another account managed by Aristotle. On occasions when the purchase or sale of a security is deemed to be in the best interest of more than one account, Aristotle may, but is not required to, aggregate or block orders for the purchase or sale of securities for all such accounts to the extent consistent with best execution and the terms of the relevant investment advisory agreements. Such combined or blocked trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. Aggregation of transactions will occur only when Aristotle believes that such aggregation is consistent with Aristotle’s duty to seek best execution and best price for clients and is consistent with Aristotle’s investment advisory agreement with each client for which trades are being aggregated. Client accounts with certain restrictions and directed brokerage clients may be unable to participate in blocked transactions.

•

Mutual Fund Compliance: Section 17(e)(1) prohibits a registered investment company and its affiliated persons from accepting any compensation “for the purchase or sale of property to or for the fund” unless the compensation is (1) regular salary from the fund; or (2) compensation for serving as underwriter or broker to the fund. Compensation includes a wide range of economic benefits, from gifts and entertainment to additional compensation for services that are part of a fund manager’s regular responsibilities, such as credit monitoring. Compensation that falls outside of the two limited exceptions will be subject of scrutiny and may be found to violate 17(e)(1) regardless of: (1) the amount of compensation; (2) whether there was intent or influence; or (3) whether the fund actually suffered economic harm. Once a conflict of interest is established, the burden shifts to the party in conflict. It is the policy of the Adviser to prohibit Trading Personnel from receiving any compensation for the purchase or sale of property to or for the mutual funds. Furthermore, Trading Personnel are prohibited from compensating any affiliated broker that initiates transactions on behalf of the mutual funds.

•

Proxy Voting: Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, senior management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

•

Supervisory Matters: Aristotle will take reasonable steps to ensure that neither it nor its employees offer or give, or solicit or accept, in the course of business, any inducements which may lead to such conflicts. Employees generally may not solicit gifts or gratuities nor give inducements, except in accordance with these policies and procedures. Additionally, any employment or other outside activity by an employee may result in possible conflicts of interests for the employee or for the firm and therefore is to be reviewed and approved by the CCO. Aristotle employees are generally allowed to serve on the board of directors of any publicly traded companies only with the prior authorization of the CCO. Because Aristotle encourages employee involvement in charitable, non-public organizations and civic and trade association activities, such outside activities will generally be approved unless a clear conflict of interest exists. Employees must update annually any requests for approval of an outside activity.

D.F. Dent & Company, Inc. (“DF Dent”)

DF Dent does not anticipate any conflicts of interest in managing this Fund while managing other Midcap accounts. Accounts are managed to a model and all Midcap accounts will get the identical portfolio, barring client restrictions. The portfolio managers are motivated to provide the best performance possible and to limit performance dispersion between clients as much as possible.

Nuance Investments, LLC (“Nuance”)

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

INFLATION-LINKED FIXED INCOME FUND

Effective immediately, Jeremie Banet is no longer a portfolio manager of the Inflation-Linked Fixed Income Fund. As such all references to Jeremie Banet are removed from the SAI.

Effective immediately, the following is added to the disclosure related to the Inflation-Linked Fixed Income Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 43 of the SAI:

Pacific Investment Management Company, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Steve Rodosky(1)*	9	$8,913 Million	0	$0	3	$446 Million

(1)	Information is as of August 31, 2018.

INTERNATIONAL FIXED INCOME FUND

Effective immediately, the fourth sentence of the second paragraph of the sub-section titled “Foreign Securities.” under the sub-section titled “Foreign Issuers” of the section titled “Investment Objections, Management Policies and Risk Factors” beginning on page 2 of the SAI is hereby replaced with the following:

The International Fixed Income Fund may invest up to 15% of its total assets in fixed income instruments of issuers located in emerging markets countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE